THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

REGULATION S SUBSCRIPTION AGREEMENT

NON-U.S. PERSONS ONLY

THIS AGREEMENT is made effective as of the 11th day of February, 2022.

BETWEEN:

THE SUBSCRIBER LISTED ON THE EXECUTION PAGE TO THIS AGREEMENT

HAMPSHIRE BRANDS (PTE) LTD, a Singapore incorporated company with a corporate office at 668 Chander Road, #02-10, 210668 Singapore.

(the “Subscriber”)

OF THE FIRST PART

AND:

DUESENBERG TECHNOLOGIES INC., a British Columbia company with a corporate office at No 21, Denai Endau 3,Seri Tanjung Pinang, 10470 Tanjung Tokong, Penang, Malaysia

(the “Company”)

OF THE SECOND PART

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.DEFINITIONS AND INTERPRETATION

1.1The following terms will have the following meanings for all purposes of this Agreement.

(a)“Agreement” means this Subscription Agreement, and all schedules and amendments to in the Agreement;

(b)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(c)“MI 51-105” means Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets, as amended;

(d)“Offering” means the offering of the Shares by the Company;

(e)“Purchase Price” means the purchase price payable by the Subscriber to the Company in consideration for the purchase and sale of the Shares in accordance with Section 2.1 of this Agreement;

(f)“SEC” means the United States Securities and Exchange Commission;

(g)“Securities Act” means the United States Securities Act of 1933, as amended; and

(h)“Shares” means those common shares of the Company to be purchased by the Subscriber.

1.2All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

2.PURCHASE AND SALE OF SHARES

2.1Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Company such number  of Shares  as  is set forth upon the signature page  hereof at a price equal to USD 0.20 per Share (the “Purchase Price”). Upon execution, the subscription by the Subscriber will be irrevocable.

2.2The Subscriber will complete the purchase of the Shares by delivering to the Company, concurrently with the execution and delivery of this Agreement, payment of the Purchase Price by wire transfer, check, bank draft or cashier’s check payable to the Company or such other form of payment as may be acceptable to the Company, in its sole discretion.

2.3Upon execution by the Company, the Company agrees to sell such Shares to the Subscriber for the Purchase Price subject to the Company's right, exercisable at the Company’s sole discretion, to sell to the Subscriber such lesser number of Shares as the Company may deem necessary or desirable.

2.4Any acceptance by the Company of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is a resident. The Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms that the lawyers for the Company may deem necessary to ensure compliance with all applicable securities laws and any other applicable laws.

2.5Pending acceptance of this subscription by the Company, all funds paid by the Subscriber shall  be deposited by the Company and immediately available to the Company for its corporate purposes. In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company. The Subscriber acknowledges and agrees that if the funds are advanced to the Company's legal counsel, such funds will be held in trust by the Company’s legal counsel for the sole benefit of the Company and that the Company’s legal counsel shall be entitled to release such funds to the Company on confirmation by the Company that it will accept the subscription and without any further authorization  or instructions from the Subscriber.

2.6The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber’s address indicated on the signature page of this Agreement.

2.7The Subscriber acknowledges and agrees that the Company has the right to accept or reject this Agreement in whole or in part, and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

3.REGULATION S AGREEMENTS OF THE SUBSCRIBER AND RESALE RESTRICTIONS

3.1The Subscriber represents and warrants to the Corporation that the Subscriber is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person. A copy of the definition of a US Person as set out in Regulation S is attached as Schedule A to this Agreement.

3.2The Subscriber acknowledges, represents and warrants to the Company that the Subscriber was not in the United States both at the time the offer to purchase the Shares was received and at the time the Subscriber’s decision to purchase the Shares was made.

3.3The Subscriber acknowledges that the Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act.

3.4The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

3.5The Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws. The Subscriber further agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.

3.6The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with restrictive legends substantially similar to the following in accordance with Regulation S of the Securities Act and MI 51-105:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION IN CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS ARE MET.”

4.COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber covenants, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the sale of the Shares to such Subscriber:

4.1The Subscriber is:

(a)An “accredited investor” as that term is defined in National Instrument 45-106 - Prospectus and Registration Exemptions (a “Canadian Accredited Investor”), and the Subscriber has completed, signed, and delivered with this Agreement, a copy of the Canadian Accredited Investor Certificate attached as Schedule B and the risk acknowledgement attached as Appendix I to Schedule B to this Agreement, or

(b)the Subscriber is either (A) a director, executive officer, control person or founder of the Company, or (B) a close personal friend, close business associate, spouse, parent, grandparent, sibling or child (or a parent, grandparent, sibling or child of a spouse) of a director, executive officer, control person or founder of the Company, and in each case, has completed, signed and delivered with this Agreement, a copy of the Canadian Confirmation of Relationship Certificate attached as Schedule C to this Agreement.

4.2If the Subscriber is a non-resident of Canada, the Subscriber is required to also complete the attached Schedule “A”:

4.3The Subscriber acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, and that the Shares may not be traded in or from a jurisdiction in Canada unless the following conditions have been met, and the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of MI 51-105:

(a)A four month period has passed from the later of (i) the date that the Company distributed the Shares, and (ii) the date the Shares were distributed by a control person of the Company;

(b)If the person trading the Shares is a control person of the Company, such person has held the Shares for at least 6 months;

(c)The number of Shares that the person proposes to trade, plus the number of common shares of the Company that such person has traded in the preceding 12 months, does not exceed 5% of  the Company’s outstanding common shares;

(d)The trade is made through an investment dealer registered in a jurisdiction in Canada;

(e)The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(f)There has been no unusual effort made to prepare the market or create a demand for the Shares;

(g)No extraordinary commission or other consideration is paid to a person for the trade;

(h)If the person trading the Shares is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(i)All certificates representing the Shares bear the Canadian restrictive legend set out  in  Section 3.6

4.4The Subscriber acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of this private placement, and that only subscribers who can afford the loss of their entire investment should consider investing in the Company. The Subscriber is an investor in securities of businesses in the development stage and acknowledges that the Subscriber is able to fend for himself/herself/itself, can bear the economic risk of the Subscriber's investment, and has such knowledge and experience in financial or business matters such that the Subscriber is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

4.5If the Subscriber is not an individual, was not organized for the purpose of acquiring the Shares.

4.6The Subscriber has had full opportunity to review the Company’s periodic filings with the SEC pursuant to the Exchange Act, and the Company’s filings on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR), including, but not limited to, the Company’s annual reports, quarterly reports, current reports and additional information regarding the business and financial condition of the Company. The Subscriber has had full opportunity to ask questions and receive answers from the Company regarding this information, and to review and discuss this information with the Subscriber's legal and financial advisors. The Subscriber believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to purchase the Shares and that the Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisors prior to executing this Subscription Agreement.

4.7The Subscriber acknowledges that the offering of the Shares by the Company has not been reviewed by the SEC or any other securities commission or regulatory body, and that the Shares are being issued by the Company pursuant to an exemption from registration under the Securities Act.

4.8The Subscriber understands that the Shares will be characterized as “restricted securities” under the Securities Act as they are being acquired from the Company in a transaction not involving a public offering  and that, under the Securities Act and the regulations promulgated thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Subscriber represents that the Subscriber is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.9The Shares will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or  otherwise distributing the same.  The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

4.10The Subscriber is not aware of any advertisement or general solicitation regarding the offer or  sale of the Company’s securities.

4.11This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

4.12The Subscriber has satisfied himself/herself/itself as to the full observance of the laws of the Subscriber's jurisdiction in connection with any invitation to subscribe for the Share or any use of this Agreement, including (i) the legal requirements within the Subscriber's jurisdiction for the purchase of the Shares; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in  the Shares; and (v) any restrictions on transfer applicable to any disposition of the Shares imposed by the jurisdiction in which the Subscriber is resident.

5.REPRESENTATIONS BY THE COMPANY

6.1The Company represents and warrants to the Subscriber that:

(a)The Company is a corporation duly organized, existing and in good standing under the laws of the Province of British Columbia and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b)The Shares, when issued in accordance with the terms and conditions of this Agreement, will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

6.MISCELLANEOUS

6.1Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its corporate office at 820 - 1130 West Pender Street Vancouver, BC V6E4A4,  and to the  Subscriber at  his/her/its address indicated  on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes  and intent  of this Agreement.

6.3The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Agreement and as of the date of this Agreement will survive the closing of the transactions contemplated in this Agreement. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Company in determining the eligibility of a purchaser of Shares and the Subscriber agrees to indemnify the Company and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the

Company at the address set out above of any change in any statement or other information relating to the Subscriber set forth herein.

6.4Time shall be of the essence hereof.

6.5This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

6.6The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Subscriber and the Company and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial  owner and as otherwise herein provided, this Agreement shall not be assignable by any party without prior written consent of the other parties.

6.7The Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder.

6.8Neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

6.9The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

6.10The headings used in this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

6.11Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the Province of British Columbia.

6.12This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or  more  counterparts  have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

-- THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK --

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

NUMBER OF SHARES SUBSCRIBED FOR:	2,511,962 Shares

INDIVIDUAL SUBSCRIBER:

Signature of Subscriber:

Name of Subscriber:

Address of Subscriber :

Telephone Number of Subscriber:

E-mail Address of Subscriber:

CORPORATE SUBSCRIBER:

Signature of Authorized Signatory:	/s/ NT Vannan

Name of Subscriber:	HAMPSHIRE BRANDS PTE LTD

Name and Title of Authorized Signatory:	NT VANNAN / Executive Director

Address of Subscriber:	668 Chander Road , #02-10, 210668 Singapore

Jurisdiction of Incorporation of Subscriber:	Singapore

Telephone Number of Subscriber:

E-mail Address of Subscriber:

ACCEPTED BY: DUESENBERG TECHNOLOGIES INC.

Signature Of Authorized Signatory:	/s/ Liong Fook Weng

Name of Authorized Signatory:	LIONG FOOK WENG

Position of Authorized Signatory:	EXECUTIVE DIRECTOR / CFO

Date of Acceptance:	11th February 2022

ALL INVESTORS MUST COMPLETE EITHER SCHEDULE B (AND APPENDIX I) OR SCHEDULE C ALL NON-US AND NON-CANADIAN INVESTORS MUST COMPLETE SCHEDULE D